                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

The fund seeks a high current return

SCUDDER STRATEGIC
INCOME FUND

   "The fund's stake in high-yield bonds was a strong point, particularly in the first quarter of 2001."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
PORTFOLIO STATISTICS

10
PORTFOLIO OF INVESTMENTS

21
FINANCIAL STATEMENTS

24
FINANCIAL HIGHLIGHTS

26
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE
TERMS TO KNOW

 SCUDDER STRATEGIC INCOME FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                           LIPPER MULTI-SECTOR
                                                 KEMPER STRATEGIC INCOME     KEMPER STRATEGIC INCOME      INCOME FUNDS CATEGORY
KEMPER STRATEGIC INCOME FUND CLASS A                  FUND CLASS B                FUND CLASS C                  AVERAGE*
------------------------------------             -----------------------     -----------------------      ---------------------
2.18                                                      1.63                        1.82                        2.43

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/01   10/31/00
 .........................................................
    SCUDDER STRATEGIC INCOME FUND
    CLASS A                         $4.45     $4.57
 .........................................................
    SCUDDER STRATEGIC INCOME FUND
    CLASS B                         $4.45     $4.57
 .........................................................
    SCUDDER STRATEGIC INCOME FUND
    CLASS C                         $4.48     $4.60
 .........................................................

 SCUDDER STRATEGIC INCOME FUND RANKINGS
 AS OF 4/30/01
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER MULTI-SECTOR INCOME FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #98 of 117 funds     #102 of 117 funds     #101 of 117 funds
 ....................................................................................
    5-YEAR        #54 of 60 funds       #58 of 60 funds       #57 of 60 funds
 ....................................................................................
    10-YEAR        #2 of 11 funds             n/a                   n/a
 ....................................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 2001.

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    SIX-MONTHS INCOME:           $0.2190               $0.1941               $0.2033
 ...............................................................................................
    APRIL DIVIDEND:              $0.0365               $0.0322               $0.0338
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE:+           9.84%                 8.68%                 9.05%
 ...............................................................................................
    SEC YIELD:+                   8.67%                 7.95%                 8.39%
 ...............................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON APRIL 30, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED APRIL 30, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

THE FUND MAY INVEST IN LOWER-RATED AND NONRATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES. THE FUND MAY ALSO INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISKS INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY THAT MAY AFFECT YOUR INVESTMENT.

BASIS POINT The movement in interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 6.00 percent is 100 basis points.

CREDIT SPREAD The difference between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

EURO The monetary unit that is gradually replacing the national currencies of most established European countries with the exception of the United Kingdom. Introduced at the start of 1999 for large commercial transactions, euro currency is now in general circulation.

FEDERAL FUNDS RATE The interest rate banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[BEIMFORD PHOTO]


[FALLER PHOTO]

J. PATRICK BEIMFORD JR. JOINED ZURICH SCUDDER INVESTMENTS, INC. AS A PORTFOLIO MANAGER IN 1976. HE IS A MANAGING DIRECTOR AND CO-LEAD PORTFOLIO MANAGER OF SCUDDER STRATEGIC INCOME FUND. HE IS A CHARTERED FINANCIAL ANALYST.


JAN C. FALLER JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1999 AND HAS FIVE YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. HE IS CO-LEAD PORTFOLIO MANAGER OF SCUDDER STRATEGIC INCOME FUND AND A CHARTERED FINANCIAL ANALYST.

                             THE NEW YEAR BROUGHT RENEWED INTEREST IN
                             FIXED-INCOME SECURITIES. BONDS RALLIED AS THE U.S. ECONOMY FALTERED AND THE STOCK MARKET TUMBLED. HIGH-YIELD BONDS, IN PARTICULAR, POSTED A STRONG SHOWING. OVERSEAS, RESULTS WERE MIXED, WITH SOLID PERFORMANCE FROM EMERGING MARKETS AND A CUT IN RATES BY THE EUROPEAN CENTRAL BANK. THE EURO, HOWEVER, FELL SHARPLY IN VALUE AS EUROPEAN ECONOMIC GROWTH SLOWED.

Q     HOW DID THE GLOBAL FIXED-INCOME MARKETS BEHAVE AND SCUDDER STRATEGIC
INCOME FUND PERFORM DURING THE FIRST SIX MONTHS OF FISCAL YEAR 2001?

A     Fixed-income securities staged a significant rally in the period between
October 31, 2000, and April 30, 2001. As the U.S. economy moved into a slowing growth pattern in late 2000, high-yield bonds, the largest component of this portfolio, surged. High-yield bonds performed particularly well in 2001's first quarter, as demand rose and new issuance of high-yield debt increased.

  Scudder Strategic Income Fund's total return increased 2.18 percent (Class A shares unadjusted for sales charges) in the first six months of fiscal year 2001. Those results just slightly lagged its peers in the Lipper multisector bond funds category, which averaged a 2.43 percent gain during the same period. The fund's exposure to euro-denominated bonds caused it to trail the 6.23 percent return of its unmanaged benchmark, the Lehman Brothers Government/Corporate Bond Index, a group of investment-grade bonds that vary in maturity and quality. The fund's stake in high-yield bonds was a strong point, particularly in the first quarter of 2001. Likewise, the fund benefited from a lack of exposure to Argentinean bonds, particularly in April when currency devaluation concerns there roiled that market. Finally, our move over the last year to decrease the fund's exposure to euro-denominated bonds also has helped.

Q     WHY HAS THE EURO STRUGGLED IN RECENT YEARS, AND HOW MUCH HAVE ITS SETBACKS
AFFECTED THE FUND?

A     Following the lead of the United States, European economies also began to slow in the first half of the fund's fiscal year. As a result, the euro, which had been under pressure for a variety of factors throughout most of 1999 and 2000, continued to trade at a significant discount to the U.S. dollar. The European Bank's decision to cut interest rates didn't prove to be much of a help either. In fact, as of May 23, the euro hit its lowest dollar level for the year as data were released showing continued high German inflation and slowing growth in France and Germany. Fortunately, the fund's exposure to euro-denominated bonds has decreased over the last few quarters, and as a result, the euro's continued struggle did not have as much of an impact on the portfolio as in past quarters. We continue to move to decrease the fund's stake in euro-denominated bonds as opportunity allows.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

Q     HIGH-YIELD BONDS WERE THE LARGEST COMPONENT OF THE PORTFOLIO DURING THE
FIRST HALF OF FISCAL YEAR 2001. WILL YOU EXPAND ON WHY THE HIGH-YIELD MARKET RALLIED, PARTICULARLY IN THE FIRST QUARTER OF THE YEAR?

A     We have seen two starkly differing high-yield markets over the last six months. In late 2000, the high-yield market continued to be plagued by rising default rates, weak investor demand and turmoil among Nasdaq stocks. However, January 2001 brought a turnaround as the U.S. stock market's troubles drove investors' attraction to bonds and as new issuance of high-yield bonds rose. Default rates continue to climb, but the market's concerns have waned, as default rates are usually lagging indicators of the high-yield bond market's direction. That said, there remains a considerable split in performance between high-yield bonds in the telecommunications sector, which have been socked by the troubles plaguing wire-line telecom companies, and the remaining sectors of the high-yield market, which have soared. We remain committed to higher-quality high-yield bonds and to our intense analytical research of individual bond issues.

Q     WHAT DO YOU BELIEVE ARE THE PROSPECTS FOR THE HIGH-YIELD MARKET?

A     We have been slowly trying to boost our exposure to high-yield bonds over the last few months, since their risk-reward profile continues to hold appeal while the U.S. economy remains in a slow growth phase. Although default rates for high-yield bonds are currently high, we do not see that as a major concern, since such rates are typically lagging indicators of the market's direction. In fact, we are optimistic about the prospects for the high-yield market this year.

Q     HOW ARE YOU NOW POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A     The repositioning of the portfolio that began in the second half of fiscal year 2000 has thus far had a positive effect. In the first six months of fiscal year 2001, the fund's performance showed a solid resurgence. Our move to decrease exposure to euro-denominated bonds has proven to be a good one.

  We have been focusing on Treasuries with longer maturities, while selling some intermediate-term Treasuries. However, we anticipate that some of the fund's stake in Treasuries will likely be used to increase exposure to emerging-market bonds as we see solid potential there.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     ON 4/30/01              ON 10/31/00
-------------------------------------------------------------------------------
    HIGH-YIELD CORPORATE BONDS           42%                      42%
 ...............................................................................
    EMERGING MARKETS BONDS               25                       28
 ...............................................................................
    FOREIGN CURRENCY BONDS               13                       16
 ...............................................................................
    CASH AND EQUIVALENTS                  7                        3
 ...............................................................................
    OTHER                                13                       11
-------------------------------------------------------------------------------
                                        100%                     100%

[PIE CHART] [PIE CHART]

QUALITY

                                      ON 4/30/01              ON 10/31/00
--------------------------------------------------------------------------------
    AAA                                  31.0%                   17.7%
 ................................................................................
    AA AND A                              5.2                     4.7
 ................................................................................
    BBB                                   7.3                    13.1
 ................................................................................
    BB                                    9.7                     7.3
 ................................................................................
    B                                    40.6                    52.1
 ................................................................................
    CCC                                   5.9                     3.7
 ................................................................................
    NONRATED                              0.3                     1.4
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY

                                      ON 4/30/01              ON 10/31/00
--------------------------------------------------------------------------------
    AVERAGE MATURITY                  6.5 years                8.6 years
 ................................................................................
    AVERAGE DURATION                  3.8 years                5.5 years
--------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER STRATEGIC INCOME FUND
Portfolio of Investments at April 30, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--0.0%                                                        PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       State Street Bank and Trust Company
                                         4.520% to be repurchased at
                                         $246,031 on 5/1/2001**
                                       (Cost $246,000) (c)                              $      246,000    $    246,000
                                       -----------------------------------------------------------------------------------
    U.S. TREASURY OBLIGATIONS--7.9%
--------------------------------------------------------------------------------------------------------------------------
                                       U.S. Treasury Note,
                                         5.750%, 11/15/2005 (b)                             20,000,000      20,693,800
                                       U.S. Treasury Note,
                                         6.500%, 2/15/2010                                  14,000,000      15,080,660
                                       -----------------------------------------------------------------------------------
                                       TOTAL U.S. TREASURY OBLIGATIONS
                                       (Cost $35,446,016)                                                   35,774,460
                                       -----------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATIONS--5.5%
--------------------------------------------------------------------------------------------------------------------------
                                       Government National Mortgage Association
                                         Pass-thru, 6.500%, 4/20/2031
                                       (Cost $24,839,844)                                   25,000,000      24,716,500
                                       -----------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.6%
--------------------------------------------------------------------------------------------------------------------------
                                       Federal National Mortgage Association, 1.750%,
                                         3/26/2008
                                       (Cost $12,394,828)                                1,390,000,000      11,919,455
                                       -----------------------------------------------------------------------------------
    SHORT-TERM NOTES--6.2%
--------------------------------------------------------------------------------------------------------------------------
                                       Student Loan Mortgage Association, 4.500%,
                                         5/1/2001***
                                       (Cost $28,300,000)                                   28,300,000      28,300,000
                                       -----------------------------------------------------------------------------------
    FOREIGN BONDS--25.4%
--------------------------------------------------------------------------------------------------------------------------

    U.S.$ DENOMINATED--12.9%
                                       Euramax International, PLC,
                                         11.250%, 10/1/2006                                  3,695,000       2,327,850
                                       Federative Republic of Brazil,
                                         8.000%, 4/15/2014                                   3,078,525       2,316,590
                                       Federative Republic of Brazil,
                                         11.000%, 8/17/2040                                  1,500,000       1,134,750
                                       Federative Republic of Brazil,
                                         14.500%, 10/15/2009                                 1,000,000       1,055,000
                                       Kappa Beheer BV,
                                         10.625%, 7/15/2009                                     70,000          74,375
                                       Mexican United States,
                                         9.875%, 1/15/2007                                   4,650,000       4,998,750
                                       Ministry Finance Russia,
                                         3.000%, 5/14/2003                                   2,250,000       1,575,000
                                       Morocco Loan Tranche A,
                                         7.562%, 1/1/2009                                    4,901,556       4,325,624
                                       Republic of Bulgaria,
                                         6.312%, 7/28/2011                                   8,350,000       6,179,000
                                       Republic of Columbia,
                                         8.625%, 4/1/2008                                    2,150,000       1,881,250
                                       Republic of Columbia,
                                         9.750%, 4/23/2009                                   1,750,000       1,566,250
                                       Republic of Panama, Past Due Interest Bond,
                                         6.438%, 7/17/2016                                   4,198,123       3,358,498

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Republic of Panama, Past Due Interest Bond,
                                         LIBOR plus .8125%,
                                         6.500%, 2/28/2030                              $       80,726    $     64,581
                                       Republic of Panama,
                                         9.375%, 4/1/2029                                    1,500,000       1,526,250
                                       Republic of Philippines,
                                         9.500%, 10/21/2024                                  1,250,000       1,190,625
                                       Republic of Philippines,
                                         10.625%, 3/16/2025                                  1,000,000         832,500
                                       Republic of Poland, Past Due Interest Bond,
                                         6.000%, 10/27/2014                                  1,750,000       1,710,625
                                       Republic of South Africa,
                                         8.500%, 6/23/2017                                   3,250,000       3,071,250
                                       Republic of Venezuela, Debt Conversion Bond,
                                         Floating Rate Bond, Series DL, LIBOR plus
                                         .875%, (7.375%), 12/18/2007                         2,666,640       2,253,311
                                       Republic of Venezuela Global,
                                         9.250%, 9/15/2027                                   2,650,000       1,835,125
                                       Russia Federation,
                                         8.250%, 3/31/2010                                   5,600,000       3,815,000
                                       Russian Federation, Step-up Coupon,
                                         2.500% to 3/31/2001,
                                         5.000% to 3/31/2007                                 3,750,000       1,565,625
                                       Russian Ministry of Finance,
                                         11.750%, 6/10/2003                                  1,500,000       1,494,150
                                       TFM, S.A. de C.V.,
                                         10.250%, 6/15/2007                                  2,820,000       2,693,100
                                       United Mexican States,
                                         11.500%, 5/15/2026                                  5,000,000       6,062,500
                                       -----------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS--U.S.$ DENOMINATED
                                       (Cost $59,051,857)                                                   58,907,579
                                       -----------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NON U.S.$ DENOMINATED--12.5%
                                       Deutschland Republic,
                                         6.000%, 1/4/2007                         EUR        9,166,220       8,622,592
                                       Federal Republic of Germany,
                                         6.000%, 7/4/2007                         EUR       25,748,662      24,221,567
                                       Kingdom of Spain,
                                         6.000%, 1/31/2008                        EUR       26,000,000      24,173,952
                                       -----------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS--NON U.S.$ DENOMINATED
                                       (Cost $80,557,562)                                                   57,018,111
                                       -----------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS
                                       (Cost $139,609,419)                                                 115,925,690
                                       -----------------------------------------------------------------------------------
    CORPORATE BONDS--51.9%
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--12.5%
                                       Allegiance Telecom, Inc.,
                                         12.875%, 5/15/2008                                  2,020,000       1,898,800
                                       American Tower Corp.,
                                         9.375%, 2/1/2009                                    1,180,000       1,177,050
                                       Call-Net Enterprises, Inc., Step-up Coupon,
                                         0% to 8/15/2003, 8.940% to 8/15/2008                  170,000          34,000
                                       Call-Net Enterprises, Inc., Step-up Coupon,
                                         0% to 05/15/2004, 10.800% to 05/15/2009               310,000          58,900
                                       Call-Net Enterprises, Inc.,
                                         9.375%, 5/15/2009                                     670,000         174,200
                                       Comunicacion Cellular, S.A., Step-up Coupon, 0%
                                         to 09/29/2000, 14.125% to 03/01/2005                  160,000         129,600

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Crown Castle International Corp., Step-up
                                         Coupon, 0% to 11/15/2002, 10.625% to
                                         11/15/2007                                     $    1,190,000    $  1,017,450
                                       Dobson Communications Corp.,
                                         10.875%, 7/1/2010                                     480,000         487,200
                                       Esprit Telecom Group, PLC,
                                         11.500%, 12/15/2007                                 2,345,000          46,900
                                       Esprit Telecom Group, PLC,
                                         0.0%, 6/15/2008*                                      800,000          16,000
                                       FairPoint Communications, Inc.,
                                         12.500%, 5/1/2010                                   1,400,000       1,295,000
                                       Global Telesystems Group,
                                         9.875%, 2/15/2005                                     390,000          94,088
                                       ICG Holdings, Inc., Step-up Coupon,
                                         0% to 09/15/2000, 13.500% to 09/15/2005             4,765,000         285,900
                                       Impsat Corp.,
                                         12.375%, 6/15/2008                                  1,765,000         776,600
                                       Insight Communications Co., Inc.,
                                         12.250%, 2/15/2011                                  1,690,000         954,850
                                       Intermedia Communications of Florida, Inc.,
                                         Step-up Coupon, 0% to 05/15/2001, 12.500% to
                                         05/15/2006                                          1,800,000       1,683,000
                                       Intermedia Communications of Florida, Inc.,
                                         Step-up Coupon, 0% to 07/15/2002, 11.250% to
                                         07/15/2007                                          1,980,000       1,628,550
                                       KMC Telecom Holdings Inc.,
                                         13.500%, 5/15/2009                                    380,000          68,400
                                       KMC Telecom Holdings, Inc., Step-up Coupon, 0%
                                         to 02/15/2003, 12.500% to 02/15/2008                3,830,000         229,800
                                       Level 3 Communications, Inc.,
                                         11.000%, 3/15/2008                                    980,000         673,750
                                       McLeod USA, Inc.,
                                         9.250%, 7/15/2007                                     180,000         143,100
                                       Metromedia Fiber Network, Inc.,
                                         10.000%, 11/15/2008                                   910,000         589,225
                                       MetroNet Communications Corp., Step-up Coupon,
                                         0% to 11/01/2002,
                                         10.750% to 11/01/2007                                 850,000         746,723
                                       MetroNet Communications Corp., Step-up Coupon,
                                         0% to 06/15/2003, 9.950% to 06/15/2008              2,035,000       1,663,364
                                       MGC Communications,
                                         13.000%, 10/1/2004                                  2,250,000       1,350,000
                                       Millicom International Cellular, S.A., Step-up
                                         Coupon, 0% to 06/01/2001, 13.500% to
                                         06/01/2006                                          2,820,000       2,340,600
                                       Nextel Communications, Inc., Step-up Coupon, 0%
                                         to 09/15/2002, 10.650% to 09/15/2007                1,995,000       1,453,856
                                       Nextel Communications, Inc.,
                                         9.375%, 11/15/2009                                  3,715,000       3,074,163
                                       Nextel Communications, Inc.,
                                         9.500%, 2/1/2011                                    5,000,000       4,125,000
                                       Nextlink Communications, Inc.,
                                         12.500%, 4/15/2006                                    915,000         530,700
                                       Nextlink Communications, Inc., Step-up Coupon,
                                         0% to 04/15/2003, 9.450% to 04/15/2008                930,000         311,550

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Nextlink Communications, Inc., Step-up Coupon,
                                         0% to 06/01/2004, 12.250% to 06/01/2009        $    1,070,000    $    310,300
                                       Primus Telecommunications Group,
                                         11.750%, 8/1/2004                                   2,710,000         596,200
                                       Primus Telecommunications Group,
                                         11.250%, 1/15/2009                                    320,000          73,600
                                       Primus Telecommunications Group,
                                         12.750%, 10/15/2009                                 1,620,000         324,000
                                       PTC International Finance, Step-up Coupon, 0%
                                         to 07/01/2002, 10.750% to 07/01/2007                6,670,000       5,269,300
                                       PTC International Finance II,
                                         11.250%, 12/1/2009                                    270,000         267,300
                                       SBA Communications Corp.,
                                         10.250%, 2/1/2009                                   6,000,000       5,940,000
                                       SBA Communications Corp., Step-up Coupon, 0% to
                                         03/01/2003, 12.000% to 03/01/2008                   1,610,000       1,352,400
                                       Spectrasite Holdings, Inc., Step-up Coupon, 0%
                                         to 7/15/2003, 12.000% to 7/15/2008                  2,580,000       1,573,800
                                       Spectrasite Holdings, Inc., Step-up Coupon, 0%
                                         to 4/15/2004, 11.250% to 4/15/2009                    630,000         333,900
                                       Telecorp PCS, Inc., Step-up-Coupon, 0% to
                                         4/15/2004, 11.625 to 4/15/2009                      1,190,000         761,600
                                       Telecorp PCS Inc.,
                                         10.625%, 7/15/2010                                    920,000         874,000
                                       Teligent, Inc., Step-up Coupon,
                                         0% to 03/01/2003, 11.500% to 03/01/2008               740,000           1,850
                                       Time Warner Telecom Inc.,
                                         10.125%, 2/1/2011                                   1,360,000       1,353,200
                                       Tritel PCS, Inc.,
                                         10.375%, 1/15/2011                                  4,000,000       3,720,000
                                       Tritel PCS, Inc., Step-up Coupon,
                                         0% to 5/1/2004, 12.750% to 5/15/2009                1,540,000         985,600
                                       Triton PCS, Inc., Step-up Coupon,
                                         0% to 05/01/2003, 11.000% to 05/01/2008             4,500,000       3,532,500
                                       Versatel Telecom,
                                         13.250%, 5/15/2008                                    360,000         151,200
                                       Versatel Telecom,
                                         13.250%, 5/15/2008                                    930,000         390,600
                                       Versatel Telecom,
                                         11.875%, 7/15/2009                                    390,000         159,900
                                       -----------------------------------------------------------------------------------
                                                                                                            57,029,569
--------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--1.5%
                                       Congoleum Corp.,
                                         8.625%, 8/1/2008                                    2,000,000       1,040,000
                                       Del Webb Corp.,
                                         9.750%, 1/15/2008                                      70,000          67,550
                                       Dimac Corp.,
                                         0.0%, 10/1/2008*                                    1,980,000          19,800
                                       Fortress Group,
                                         13.750%, 5/15/2003                                  2,560,000       1,408,000
                                       Hovnanian Enterprises, Inc.,
                                         9.750%, 6/1/2005                                      600,000         585,000

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Hovnanian Enterprises, Inc.,
                                         9.125%, 5/1/2009                               $      920,000    $    901,600
                                       Nortek, Inc.,
                                         9.875%, 3/1/2004                                      590,000         590,000
                                       WCI Communities Inc.,
                                         10.625%, 2/15/2011                                  2,080,000       2,165,800
                                       -----------------------------------------------------------------------------------
                                                                                                             6,777,750
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--7.1%
                                       Advantica Restaurant Co.,
                                         11.250%, 1/15/2008                                    485,216         295,982
                                       AFC Enterprises,
                                         10.250%, 5/15/2007                                  3,240,000       3,304,800
                                       Ameristar Casino Inc.,
                                         10.750%, 2/15/2009                                  2,440,000       2,501,000
                                       AMF Bowling, Inc., Series B,
                                         0.000%, 3/15/2006*                                  3,950,000         592,500
                                       AMF Bowling, Inc., Step-up Coupon, 0% to
                                         03/15/2001, 12.250% to 03/15/2006                     995,000         149,250
                                       Avondale Mills,
                                         10.250%, 5/1/2006                                     170,000         160,650
                                       Boca Resorts, Inc.,
                                         9.875%, 4/15/2009                                   3,330,000       3,396,600
                                       Circus Circus, Mandalay Resort Group,
                                         6.450%, 2/1/2006                                      330,000         303,821
                                       Eldorado Resorts,
                                         10.500%, 8/15/2006                                  1,120,000       1,138,200
                                       Finlay Enterprises, Inc.,
                                         9.000%, 5/1/2008                                    1,290,000       1,188,413
                                       Finlay Fine Jewelry Co.,
                                         8.375%, 5/1/2008                                      710,000         661,188
                                       Galey & Lord, Inc.,
                                         9.125%, 3/1/2008                                      670,000         375,200
                                       Guitar Center Management,
                                         11.000%, 7/1/2006                                   3,297,000       3,239,303
                                       Hasbro, Inc.,
                                         7.950%, 3/15/2003                                     440,000         421,101
                                       Hasbro, Inc.,
                                         8.500%, 3/15/2006                                   1,500,000       1,386,912
                                       Hines Horticulture, Inc.,
                                         12.750%, 10/15/2005                                 1,748,000       1,595,050
                                       Imperial Home Decor Group, Inc.,
                                         0.000%, 3/15/2008*                                    720,000           3,600
                                       Krystal Inc.,
                                         10.250%, 10/1/2007                                  2,450,000       1,298,500
                                       Mandalay Resort Group,
                                         9.500%, 8/1/2008                                      500,000         530,000
                                       MGM Grand, Inc.,
                                         9.750%, 6/1/2007                                    1,770,000       1,893,889
                                       MGM Grand, Inc.,
                                         8.500%, 9/15/2010                                   2,440,000       2,506,640
                                       National Vision Association, Ltd.,
                                         12.750%, 10/15/2005*                                5,450,000       1,907,500
                                       Park Place Entertainment, Inc.,
                                         9.375%, 2/15/2007                                   1,520,000       1,588,400
                                       Restaurant Co., Step-up Coupon,
                                         0% to 05/15/2003, 11.250% to 05/15/2008             1,480,000         592,000

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Sealy Mattress Co., Step-up Coupon,
                                         0% to 12/15/2002, 10.875% to 12/15/2007        $    1,595,000    $  1,355,750
                                       Specialty Retailers, Inc.,
                                         8.500%, 7/15/2005*                                    360,000          17,550
                                       Specialty Retailers, Inc.,
                                         9.000%, 7/15/2007                                   1,760,000          15,400
                                       -----------------------------------------------------------------------------------
                                                                                                            32,419,199
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.7%
                                       Fleming Companies, Inc.,
                                         10.125%, 4/1/2008                                   1,440,000       1,501,200
                                       Grove Worldwide LLC,
                                         0.0%, 5/1/2008*                                     1,060,000          62,275
                                       Jafra Cosmetics International, Inc.,
                                         11.750%, 5/1/2008                                   1,435,000       1,406,300
                                       -----------------------------------------------------------------------------------
                                                                                                             2,969,775
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.8%
                                       Airxcel,
                                         11.000%, 11/15/2007                                 1,570,000         847,800
                                       DeCrane Aircraft Holdings, Inc.,
                                         12.000%, 9/30/2008                                  2,400,000       2,268,000
                                       Fairchild Corp.,
                                         10.750%, 4/15/2009                                    620,000         514,600
                                       -----------------------------------------------------------------------------------
                                                                                                             3,630,400
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.6%
                                       AES Corp.,
                                         9.375%, 9/15/2010                                   2,100,000       2,178,750
                                       AES Corp.,
                                         11.500%, 8/30/2010                                    650,000         711,750
                                       Chesapeake Energy Corp.,
                                         9.625%, 5/1/2005                                    3,900,000       4,255,875
                                       Continental Resources, Inc.,
                                         10.250%, 8/1/2008                                   2,420,000       2,105,400
                                       Key Energy Services, Inc.,
                                         14.000%, 1/15/2009                                    590,000         693,250
                                       Nuevo Energy Co.,
                                         9.375%, 10/1/2010                                     340,000         336,600
                                       Parker Drilling Corp.,
                                         9.750%, 11/15/2006                                    920,000         959,100
                                       Pen Holdings, Inc.,
                                         9.875%, 6/15/2008                                     335,000         217,750
                                       R&B Falcon Corp.,
                                         9.500%, 12/15/2008                                    250,000         290,285
                                       -----------------------------------------------------------------------------------
                                                                                                            11,748,760
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--1.8%
                                       Banco Nacional de Desenvolvimiento Economico e
                                         Social,
                                         11.714%, 6/16/2008 (d)*                             8,025,000       7,182,375
                                       FRD Acquisition,
                                         0.000%, 7/15/2004*                                    230,000          32,200
                                       HMH Properties,
                                         7.875%, 8/1/2008                                    1,210,000       1,179,750
                                       -----------------------------------------------------------------------------------
                                                                                                             8,394,325
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--1.5%
                                       Dade International, Inc.,
                                         0.0%, 5/1/2006*                                       950,000          80,750
                                       Magellan Health Services, Inc.,
                                         9.000%, 2/15/2008                                   1,060,000         993,750

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Mariner Post-Acute Network, Inc., Step-up
                                         Coupon, 0% to 11/01/2002, 10.500% to
                                         11/01/2007                                     $    5,020,000    $     25,100
                                       Mariner Post-Acute Network, Inc., 10.500%,
                                         8/1/2006                                            3,520,000       3,493,600
                                       MEDIQ, Inc.,
                                         0.000%, 6/1/2008*                                   1,350,000          13,500
                                       Tenet Healthcare Corp,
                                         9.250%, 9/1/2010                                    1,860,000       2,108,775
                                       -----------------------------------------------------------------------------------
                                                                                                             6,715,475
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--6.6%
                                       Agriculture, Mining and Chemicals, Inc.,
                                         10.750%, 9/30/2003                                  1,240,000       1,029,200
                                       Atlantis Group, Inc.,
                                         11.000%, 2/15/2003                                  1,328,000       1,102,240
                                       Berry Plastics Corp.,
                                         12.250%, 4/15/2004                                    505,000         479,750
                                       BPC Holdings Corp.,
                                         12.500%, 6/15/2006                                  3,236,302       1,626,242
                                       Day International Group, Inc.,
                                         11.125%, 6/1/2005                                   1,830,000       1,868,888
                                       Delco Remy International, Inc.,
                                         11.000%, 5/1/2009                                   2,000,000       2,050,000
                                       Eagle-Picher Holdings, Inc.,
                                         9.375%, 3/1/2008                                    1,960,000         940,800
                                       Flowserve Corp.,
                                         12.250%, 8/15/2010                                    680,000         736,100
                                       Foamex, L.P.,
                                         13.500%, 8/15/2005                                    810,000         552,825
                                       Fonda Group,
                                         9.500%, 3/1/2007                                    3,270,000       2,550,600
                                       Grove Holdings L.L.C., Step-up Coupon,
                                         0% to 05/01/2003, 11.625% to 05/01/2009               270,000           1,013
                                       Grove Holdings L.L.C.,
                                         0.000%, 5/1/2010*                                     961,876               0
                                       GS Technologies Operating Co., Inc.,
                                         0.000%, 9/1/2004*                                     940,000           2,350
                                       GS Technologies Operating Co., Inc.,
                                         0.000%, 10/1/2005*                                  1,260,000           1,575
                                       Huntsman Package,
                                         11.750%, 12/1/2004                                  2,100,000       1,743,000
                                       Knoll, Inc.,
                                         10.875%, 3/15/2006                                    998,000         998,000
                                       Motors and Gears, Inc.,
                                         10.750%, 11/15/2006                                   790,000         782,100
                                       Plainwell, Inc.,
                                         0.000%, 3/1/2008*                                   2,200,000          22,000
                                       Printpack, Inc.,
                                         10.625%, 8/15/2006                                  1,700,000       1,691,500
                                       Riverwood International Corp.,
                                         10.250%, 4/1/2006                                      90,000          91,800
                                       Riverwood International Corp.,
                                         10.875%, 4/1/2008                                   3,995,000       3,835,200
                                       SF Holdings Group, Inc., Step-up Coupon,
                                         0% to 03/15/2003, 12.750% to 03/15/2008             1,380,000         621,000
                                       Stone Container Corp.,
                                         9.750%, 2/1/2011                                    1,790,000       1,854,888

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Stone Container Corp.,
                                         11.500%, 8/15/2006                             $      670,000    $    697,638
                                       Terex Corp.,
                                         10.375%, 4/1/2011                                   3,710,000       3,784,200
                                       Texas Petrochemicals,
                                         11.125%, 7/1/2006                                   1,370,000       1,191,900
                                       -----------------------------------------------------------------------------------
                                                                                                            30,254,809
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--6.1%
                                       American Lawyer Media, Inc., Step-up Coupon, 0%
                                         to 12/15/2002, 12.250% to 12/15/2008                  200,000         128,500
                                       American Lawyer Media, Inc.,
                                         9.750%, 12/15/2007                                    160,000         146,000
                                       Avalon Cable Holdings L.L.C., Step-up Coupon 0%
                                         to 12/1/2003, 11.875% to 12/1/2008                  1,760,000       1,377,200
                                       Charter Communication Holdings L.L.C.,
                                         8.250%, 4/1/2007                                      520,000         503,100
                                       Charter Communications Holdings L.L.C.,
                                         13.500%, 1/15/2011                                  1,500,000         975,000
                                       Comcast UK Cable Partners, Ltd., Step-up Coupon
                                         0% to 11/15/2000, 11.200% to 11/15/2007             4,260,000       3,578,400
                                       Diamond Cable Communications, PLC,
                                         13.250%, 9/30/2004                                  2,025,000       1,928,813
                                       Echostar DBS Corp.,
                                         9.375%, 2/1/2009                                      610,000         623,725
                                       Echostar DBS Corp.,
                                         9.250%, 2/1/2006                                    1,090,000       1,111,800
                                       FrontierVision Operating Partners, L.P.,
                                         11.000%, 10/15/2006                                 1,200,000       1,242,000
                                       Interep National Radio Sales, Inc.,
                                         10.000%, 7/1/2008                                   1,070,000         834,600
                                       NTL Communications Corp.,
                                         11.500%, 10/1/2008                                  4,695,000       3,967,275
                                       Renaissance Media Group, Step-up Coupon, 0% to
                                         04/15/2003, 10.000% to 04/15/2008                   1,550,000       1,209,000
                                       Sinclair Broadcasting Group, Inc.,
                                         8.750%, 12/15/2007                                    730,000         671,600
                                       Star Choice Communications, Inc.,
                                         13.000%, 12/15/2005                                   875,000         931,875
                                       TeleWest Communications, PLC,
                                         9.625%, 10/1/2006                                      20,000          18,300
                                       TeleWest Communications, PLC, Step-up Coupon,
                                         11.000% to 10/1/2007                                2,395,000       2,305,188
                                       TeleWest Communications, PLC,
                                         11.250%, 11/1/2008                                  1,250,000       1,243,750
                                       Transwestern Publishing,
                                         9.625%, 11/15/2007                                  1,340,000       1,348,375
                                       Transwestern Publishing, Step-up Coupon,
                                         0% to 11/15/2002, 11.875% to 11/15/2008             3,100,000       2,604,000
                                       United International Holdings, Step-up Coupon,
                                         0% to 02/15/2003, 10.750% to 02/15/2008             1,710,000         837,900
                                       United Pan-Europe Communications,
                                         10.875%, 11/1/2007                                    520,000         338,000
                                       -----------------------------------------------------------------------------------
                                                                                                            27,924,401

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.3%
                                       Metal Management, Inc.,
                                         0.000%, 5/15/2008*                             $    1,830,000    $     27,450
                                       MMI Products, Inc.,
                                         11.250%, 4/15/2007                                  1,250,000       1,234,375
                                       Republic Technologies International,
                                         0.000%, 7/15/2009*                                  2,780,000         180,700
                                       -----------------------------------------------------------------------------------
                                                                                                             1,442,525
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.9%
                                       Allied Waste North America, Inc.,
                                         10.000%, 8/1/2009                                     280,000         289,450
                                       Avis Group Holdings, Inc.,
                                         11.000%, 5/1/2009                                   2,210,000       2,483,481
                                       Coinmach Corp.,
                                         11.750%, 11/15/2005                                 4,250,000       4,345,625
                                       Kindercare Learning Centers, Inc.,
                                         9.500%, 2/15/2009                                   1,925,000       1,857,625
                                       La Petite Academy, Inc.,
                                         10.000%, 5/15/2008                                  2,430,000       1,652,400
                                       NTL, Inc., Step-up Coupon,
                                         11.500% to 2/1/2006                                    20,000          16,900
                                       Spincycle, Inc., Step-up Coupon, 0% to
                                         05/01/2001,
                                         12.750% to 05/01/2005                               4,010,000         315,788
                                       United Rentals, Inc.,
                                         10.750%, 4/15/2008                                  4,300,000       4,326,875
                                       United Rentals, Inc.,
                                         8.800%, 8/15/2008                                   3,000,000       2,542,500
                                       -----------------------------------------------------------------------------------
                                                                                                            17,830,644
--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.1%
                                       PSINet, Inc.,
                                         0.0%, 2/15/2005*                                      890,000          53,400
                                       PSINet, Inc.,
                                         11.000%, 8/1/2009                                   1,850,000         120,250
                                       PSINet, Inc.,
                                         0.0%, 11/1/2008*                                    1,420,000          92,300
                                       -----------------------------------------------------------------------------------
                                                                                                               265,950
--------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.4%
                                       Petro Stopping Centers,
                                         10.500%, 2/1/2007                                   2,200,000       1,914,000
                                       -----------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.3%
                                       Azurix Corp.,
                                         10.750%, 2/15/2010                                  2,140,000       2,172,100
                                       Azurix Corp.,
                                         10.375%, 2/15/2007                                    710,000         718,875
                                       Calpine Corp.,
                                         7.750%, 4/15/2009                                   1,520,000       1,447,025
                                       Calpine Corp.,
                                         8.500%, 2/15/2011                                   1,440,000       1,430,784
                                       -----------------------------------------------------------------------------------
                                                                                                             5,768,784

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------

    OTHER--4.7%
                                       Riverside Trust II,
                                         7.438%, 7/16/2008 (c)                          $   30,000,000    $ 21,537,870
                                       -----------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $315,114,792)                                                 236,624,236
                                       -----------------------------------------------------------------------------------
    WARRANTS--0.0%                                                                     NUMBER OF SHARES
--------------------------------------------------------------------------------------------------------------------------
                                       American Banknote Corp., Warrants*                        1,300               0
                                       AT&T Canada, Inc.*                                        1,920          58,157
                                       Capital Pacific Holdings, Warrants*                       4,345             435
                                       Decrane Holdings Co., Warrants*                           2,740              27
                                       Econophone, Inc., Warrants*                               1,425              71
                                       Empire Gas Corp., Warrants*                               2,208           2,208
                                       ICG Communications, Inc.*                                 4,026             322
                                       Intermedia Communications, Inc.*                          3,959          64,215
                                       KMC Telecom Holdings, Inc., Warrants*                     2,100              21
                                       Ono Finance PLC., Warrants*                                 550          22,000
                                       Primus Telecommunications Group, Warrants*                1,000              10
                                       Republic Technologies, Warrants*                          2,780              28
                                       SF Holdings Group, Inc.*                                    387           1,935
                                       Spincycle, Inc., Warrants*                                4,010              40
                                       Waxman Industries, Inc., Warrants*                      222,607           2,226
                                       -----------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $603,503)                                                         151,695
                                       -----------------------------------------------------------------------------------
    PREFERRED STOCKS--0.5%
--------------------------------------------------------------------------------------------------------------------------
                                       Dobson Communications, PIK                                1,170         994,291
                                       SF Holdings Group, Inc., PIK                                 42         105,000
                                       Sinclair Capital                                         13,500       1,181,250
                                       World Access, Inc.                                          933          46,645
                                       -----------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $4,236,966)                                                     2,327,186
                                       -----------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.000%
                                       (Cost $560,791,368)(a)                                             $455,985,222
                                       -----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase, net a coupon rate.

(a) The cost for federal income tax purposes was $561,223,814. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $105,238,592. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,441,888 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $112,680,480.

(b) At April 30, 2000, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

(c) The Riverside Loan Trust II portfolio is also managed by Zurich Scudder Investments, Inc. The Riverside Loan Trust II does not charge the Fund a management fee on the Fund's investment.

(d)  These securities have certain restrictions as to resale.

EUR--Euro

At April 30, 2001, open futures contracts purchased and sold are as follows:

                                                                                             AGGREGATE
                                                                 EXPIRATION                    FACE          MARKET
                              FUTURES                               DATE       CONTRACTS     VALUE($)       VALUE($)
      ---------------------------------------------------------------------------------------------------------------------

      Canadian 10 yr Bond                                        6/20/2001        303        20,659,039     19,983,679

      ---------------------------------------------------------------------------------------------------------------------

      Japan 10 yr Bond                                           6/11/2001         21        23,622,068     23,629,881

      ---------------------------------------------------------------------------------------------------------------------

      Euro Bond                                                  6/8/2001        (360)      (34,878,817)   (34,191,067)

      ---------------------------------------------------------------------------------------------------------------------

      Total unrealized appreciation on futures contracts                                                        20,203

      ---------------------------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001 (Unaudited)

ASSETS
-----------------------------------------------------------------------------
Investments in securities, at value (cost $560,791,368)         $ 455,985,222
-----------------------------------------------------------------------------
Cash                                                                      253
-----------------------------------------------------------------------------
Foreign currency, at value (cost $78,294)                              77,137
-----------------------------------------------------------------------------
Receivable for investments sold                                       490,090
-----------------------------------------------------------------------------
Interest receivable                                                10,540,769
-----------------------------------------------------------------------------
Receivable for Fund shares sold                                       489,222
-----------------------------------------------------------------------------
Receivable for daily variation margin on open futures
  contracts                                                           101,233
-----------------------------------------------------------------------------
Unrealized appreciation on forward currency contracts                 393,712
-----------------------------------------------------------------------------
Other assets                                                           17,878
-----------------------------------------------------------------------------
TOTAL ASSETS                                                      468,095,516
-----------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------
Payable for investments purchased                                     394,226
-----------------------------------------------------------------------------
Payable for Fund shares redeemed                                      521,704
-----------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
  contracts                                                         1,267,481
-----------------------------------------------------------------------------
Accrued management fee                                                212,197
-----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                    16,332
-----------------------------------------------------------------------------
Accrued reorganization costs                                           79,927
-----------------------------------------------------------------------------
Other accrued expenses and payables                                   486,564
-----------------------------------------------------------------------------
Total liabilities                                                   2,978,431
-----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 465,117,085
-----------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income    $  (1,119,735)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
-----------------------------------------------------------------------------
  Investments                                                    (104,806,146)
-----------------------------------------------------------------------------
  Foreign currency related transactions                              (902,238)
-----------------------------------------------------------------------------
  Futures                                                              20,203
-----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (110,917,692)
-----------------------------------------------------------------------------
Paid-in capital                                                   682,842,693
-----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 465,117,085
-----------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
-----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($339,729,152 / 76,278,075 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $4.45
-----------------------------------------------------------------------------
  Maximum offering price per share (100 / 95.50 of $4.45)               $4.66
-----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($107,711,420 / 24,206,644 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $4.45
-----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($17,676,513 / 3,944,885 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $4.48
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)

INVESTMENT INCOME
----------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $26,652)            $    175,045
----------------------------------------------------------------------------
Interest                                                          24,677,299
----------------------------------------------------------------------------
Total income                                                      24,852,344
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,362,524
----------------------------------------------------------------------------
Services to shareholders                                             741,502
----------------------------------------------------------------------------
Custodian fees                                                        13,824
----------------------------------------------------------------------------
Distribution services fees                                           498,863
----------------------------------------------------------------------------
Administrative services fees                                         586,295
----------------------------------------------------------------------------
Auditing                                                              32,917
----------------------------------------------------------------------------
Legal                                                                100,637
----------------------------------------------------------------------------
Trustees' fees and expenses                                           18,951
----------------------------------------------------------------------------
Reports to shareholders                                               90,165
----------------------------------------------------------------------------
Registration fees                                                     17,656
----------------------------------------------------------------------------
Reorganization                                                       125,019
----------------------------------------------------------------------------
Other                                                                    377
----------------------------------------------------------------------------
Total expenses, before expense reductions                          3,588,730
----------------------------------------------------------------------------
Expense reductions                                                   (87,345)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           3,501,385
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             21,350,959
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      (11,956,841)
----------------------------------------------------------------------------
Foreign currency related transactions                              1,123,330
----------------------------------------------------------------------------
                                                                 (10,833,511)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                          621,025
----------------------------------------------------------------------------
Futures                                                               20,203
----------------------------------------------------------------------------
Foreign currency related transactions                               (676,709)
----------------------------------------------------------------------------
                                                                     (35,481)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (10,868,992)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 10,481,967
----------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SIX MONTHS
                                                                      ENDED                   YEAR
                                                                    APRIL 30,                ENDED
                                                                       2001               OCTOBER 31,
                                                                   (UNAUDITED)                2000
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                              $ 21,350,959             56,277,444
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 (10,833,511)           (46,617,504)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                        (35,481)           (36,504,700)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                         10,481,967            (26,844,760)
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                           (16,835,656)           (29,035,762)
------------------------------------------------------------------------------------------------------
  Class B                                                            (4,906,038)            (9,379,901)
------------------------------------------------------------------------------------------------------
  Class C                                                              (810,351)            (1,495,143)
------------------------------------------------------------------------------------------------------
From tax return of capital
  Class A                                                                    --             (9,325,801)
------------------------------------------------------------------------------------------------------
  Class B                                                                    --             (3,012,667)
------------------------------------------------------------------------------------------------------
  Class C                                                                    --               (480,215)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                            38,607,805             72,842,102
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        14,366,707             33,227,172
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                             (72,601,753)          (249,745,636)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        (19,627,241)          (143,676,362)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   (31,697,319)          (223,250,611)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   496,814,404            720,065,015
------------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
  distributions in excess of net investment income of
  $1,119,735 and undistributed net investment income of
  $81,351, respectively)                                           $465,117,085            496,814,404
------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  23

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                  CLASS A
                                                      ----------------------------------------------------------------
                                                      SIX MONTHS ENDED               YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2001      --------------------------------------------
                                                      (UNAUDITED)         2000          1999         1998         1997
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $4.57           5.26         5.60         5.96         5.99
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        .21(a)         .48(a)      .49(a)       .44(a)        .46
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                     (.11)          (.72)        (.35)        (.35)         .01
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .10           (.24)        .14          .09           .47
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                       (.22)          (.34)        (.48)        (.45)        (.50)
----------------------------------------------------------------------------------------------------------------------
Tax return of capital                                         --           (.11)         --           --            --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.22)          (.45)        (.48)        (.45)        (.50)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $4.45           4.57         5.26         5.60         5.96
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                        2.18**        (4.91)        2.43         1.28         8.13
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       340            359         492          550           549
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             1.18*(c)       1.10         1.11         1.04         1.03
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              1.15*(c)       1.09         1.10         1.04         1.03
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                          9.15*          9.55         8.80         7.36         7.68
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  129*            37          92          751           347
----------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                      ----------------------------------------------------------------
                                                      SIX MONTHS ENDED               YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2001      --------------------------------------------
                                                      (UNAUDITED)         2000          1999         1998         1997
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $4.57           5.26         5.59         5.96         5.99
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        .18(a)         .43(a)      .43(a)       .38(a)        .40
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                     (.11)          (.72)        (.34)        (.36)         .01
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .07           (.29)        (.09)        .02           .41
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                       (.19)          (.30)        (.42)        (.39)        (.44)
----------------------------------------------------------------------------------------------------------------------
Tax return of capital                                         --           (.10)         --           --            --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.19)          (.40)        (.42)        (.39)        (.44)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $4.45           4.57         5.26         5.59         5.96
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                        1.63**        (5.85)        1.57         .12          7.13
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       108            119         198          271           297
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             2.27*(c)       2.11         2.06         2.01         1.98
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              2.26*(c)       2.10         2.05         2.01         1.98
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                          8.04*          8.50         7.85         6.39         6.73
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  129*            37          92          751           347
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                     CLASS C
                                                           -----------------------------------------------------------
                                                           SIX MONTHS ENDED            YEAR ENDED OCTOBER 31,
                                                           APRIL 30, 2001     ----------------------------------------
                                                           (UNAUDITED)         2000      1999        1998        1997
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $4.60           5.29      5.62        5.99        6.01
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             .19(a)         .45(a)    .45(a)      .39(a)      .42
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                     (.11)          (.72)     (.34)       (.36)        .01
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  .08           (.27)      .11         .03         .43
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                            (.20)          (.32)     (.44)       (.40)       (.45)
----------------------------------------------------------------------------------------------------------------------
Tax return of capital                                              --           (.10)       --          --          --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.20)          (.42)     (.44)       (.40)       (.45)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $4.48           4.60      5.29        5.62        5.99
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                              1.82**        (5.51)     1.78        0.28        7.37
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             18             19        30          30          15
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  1.85*(c)       1.76      1.87        1.84        1.85
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   1.82*(c)       1.75      1.85        1.84        1.85
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                               8.49*          8.87      8.05        6.56        6.86
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       129*            37        92         751         347
----------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions for Class A, Class B and Class C were 1.15%, 2.24%, and 1.82%, respectively, and after expense reductions for Class A, Class B and Class C were 1.15%, 2.24% and 1.81%, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Strategic Income Fund (the "Fund")
                             formerly, Kemper Strategic Income Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through April 30, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market

NOTES TO FINANCIAL STATEMENTS

                             instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold securities index futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial Intermediary an amount (" initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

NOTES TO FINANCIAL STATEMENTS

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 2000 the Fund had a tax basis net loss carryforward of approximately $99,478,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2002 ($46,845,000), October 31, 2003 ($5,575,000), October 31, 2006
                             ($2,523,000), October 31, 2007 ($18,866,000) and
                             October 31, 2008 ($25,669,000), the respective
                             expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     For the year ended April 30, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $298,577,514

                             Proceeds from sales                     334,312,649

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.
                             ("ZSI" or the "Advisor") formerly Scudder Kemper
                             Investments, Inc. and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,362,524 for the six months ended April 30, 2001 which was equivalent to an annualized effective rate of .57%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. (SDI), a subsidiary of the Advisor, formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended April 30, 2001 are $15,627.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended April 30, 2001 are $634,532, of which $75,691 is unpaid at April 30, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended April 30, 2001 are $586,295, of which $95,493 is unpaid at April 30, 2001. In addition, $1,397 was paid by SDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company (SISC), formerly Kemper Service Company is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $651,855 for the six months ended April 30, 2001, of which $179,143 is unpaid at April 30, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the six months ended April 30, 2001, the Fund made no payments to its officers and incurred trustees' fees of $4,973 to independent trustees. In addition, a one-time fee of $13,978 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election under the Reorganization discussed in Note 8.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED
                                                                    APRIL 30, 2001                      YEAR ENDED
                                                                      (UNAUDITED)                    OCTOBER 31, 2000
                                                              ---------------------------      ----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT

                                       SHARES SOLD

                                       ------------------------------------------------------------------------------------

                                        Class A                 5,022,376    $ 22,881,848        6,603,949    $  33,375,017

                                       ------------------------------------------------------------------------------------

                                        Class B                 2,282,744      10,420,350        3,567,072       17,964,514

                                       ------------------------------------------------------------------------------------

                                        Class C                   539,191       2,479,944        1,250,827        6,348,252

                                       ------------------------------------------------------------------------------------


                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

                                       ------------------------------------------------------------------------------------

                                        Class A                 2,333,783      10,570,323        4,739,404       23,713,671

                                       ------------------------------------------------------------------------------------

                                        Class B                   711,070       3,217,781        1,626,410        8,160,083

                                       ------------------------------------------------------------------------------------

                                        Class C                   127,091         578,603          268,643        1,353,418

                                       ------------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       ------------------------------------------------------------------------------------

                                        Class A               (10,207,593)    (46,624,561)     (29,439,344)    (149,088,727)

                                       ------------------------------------------------------------------------------------

                                        Class B                (4,233,881)    (19,350,757)     (13,852,667)     (70,209,040)

                                       ------------------------------------------------------------------------------------

                                        Class C                  (829,251)     (3,800,772)      (3,001,413)     (15,293,550)

                                       ------------------------------------------------------------------------------------


                                       CONVERSION OF SHARES

                                       ------------------------------------------------------------------------------------

                                        Class A                   613,722       2,825,663        2,970,300       15,154,319

                                       ------------------------------------------------------------------------------------

                                        Class B                  (614,685)     (2,825,663)      (2,973,284)     (15,154,319)

                                       ------------------------------------------------------------------------------------

                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $(19,627,241)                    $(143,676,362)

                                       ------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into an arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent fees were reduced by $1,671 and $5,813, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     COMMITMENTS             As of April 30, 2001 the Fund had entered into the
                             following forward currency exchange contracts resulting in net unrealized depreciation of $873,769.

                                                                                                      NET
                                                                                                   UNREALIZED
                                                                                                  APPRECIATION
                                                                                    SETTLEMENT   (DEPRECIATION)
                                       CONTRACTS TO DELIVER     IN EXCHANGE FOR        DATE         (U.S. $)
                                       ------------------------------------------------------------------------

                                       USD      12,851,969      EUR 11,387,492       11/21/01       (647,735)

                                       EUR      10,000,000      USD  8,860,504       11/21/01       (232,254)

                                       EUR      12,851,968      USD 11,387,492       11/21/01       (387,492)

                                       JPY   1,440,154,246      USD 11,650,977       05/07/01        229,033

                                       EUR      10,423,019      USD  9,235,320       11/21/01        164,679

                                                                                                    --------

                                                                                                    (873,769)

                                                                                                    --------

--------------------------------------------------------------------------------

7
     LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata among each of

NOTES TO FINANCIAL STATEMENTS

                             the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

8    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $79,861 of such costs.

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 CAROLINE PEARSON
Chairperson, Trustee              Vice President and                Assistant Secretary
and Vice President                Assistant Secretary
                                                                    BRENDA LYONS
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Treasurer
Trustee                           Treasurer
ARTHUR R. GOTTSCHALK              J. PATRICK BEIMFORD JR.
Trustee                           Vice President
FREDRICK T. KELSEY                KATHRYN L. QUIRK
Trustee                           Vice President
FRED B. RENWICK                   JAN C. FALLER
Trustee                           Vice President
JOHN G. WEITHERS                  LINDA J. WONDRACK
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.scudder.com

TRUSTEES&OFFICERS

[SCUDDER INVESTMENTS LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Income Funds prospectus.
SSIF - 3 (6/25/01) 12826